UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2010

THE GABELLI CONVERTIBLE AND INCOME
SECURITIES FUND INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	811-05715 (Commission File Number)	13-3523423 (IRS Employer Identification No.)

One Corporate Center, Rye, New York	10580-1422
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 422-3554

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (I7 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (l7 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (I7 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 15, 2010, the Board of Directors of The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”) approved and adopted an amendment (the “Amendment”) to the Amended and Restated By-Laws of the Fund.  The Amendment was effective as of January 15, 2010.  The Amendment sets forth the processes and procedures that stockholders of the Fund must follow, and specifies additional information that stockholders of the Fund must provide, when proposing director nominations at any annual or special meeting of stockholders or other business to be considered at an annual meeting of stockholders.

The preceding is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

3.1           Amendment No. 1, dated January 15, 2010, to the Amended and Restated By-Laws of The Gabelli Convertible and Income Securities Fund Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 22, 2010

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

By:	/s/ Agnes Mullady
Agnes Mullady
Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment No. 1, dated January 15, 2010, to Amended and Restated By-Laws